UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

MERIDIAN BANCORP, INC. (Independent Bank Corp., as successor by merger to Meridian Bancorp, Inc.)
(Exact name of registrant as specified in its charter)

Maryland	001-36573	46-5396964
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Independent Bank Corp., 288 Union Street, Rockland, Massachusetts	02370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

__________________________________________________________________________________________________
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated April 22, 2021 (the “Merger Agreement”), by and among Independent Bank Corp. (“Independent”), Rockland Trust Company (“Rockland Trust”), Bradford Merger Sub Inc. (“Merger Sub”), Meridian Bancorp, Inc. (“Meridian”) and East Boston Savings Bank (“East Boston”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) Merger Sub merged with and into Meridian, with Meridian continuing as the surviving entity (the “Merger” and the effective time of the Merger, the “Effective Time”), (ii) immediately after the Merger, Meridian merged with and into Independent, with Independent continuing as the surviving entity (the “Holdco Merger”) and (iii) immediately following the HoldCo Merger, East Boston merged with and into Rockland Trust, with Rockland Trust continuing as the surviving entity (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transaction”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 12, 2021, the Transaction was consummated. Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Meridian outstanding immediately prior to the Effective Time, other than certain shares held by Independent or Meridian, was converted into the right to receive 0.275 shares of common stock (the “Exchange Ratio”), par value $0.01 per share, of Independent (“Independent Common Stock”). Cash will be paid in lieu of fractional shares of Independent Common Stock (the Exchange Ratio and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of Meridian Common Stock became fully vested (to the extent unvested) and was canceled in exchange for an amount of cash equal to the excess of the per share cash equivalent of the Merger Consideration (calculated in accordance with the Merger Agreement) over the exercise price per share of the applicable option. Additionally, pursuant to the Merger Agreement, at the Effective Time, each award of restricted shares of Meridian Common Stock became fully vested and was converted into the right to receive the Merger Consideration.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Prior to the Effective Time, shares of Meridian Common Stock were listed and traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbol “EBSB.”  On November 12, 2021, in connection with the completion of the Transaction, Meridian informed NASDAQ that each share of Meridian Common Stock issued and outstanding immediately prior to the Effective Time has been cancelled and converted into the right to receive 0.275 shares of Independent Common Stock. As a result, all shares of Meridian Common Stock were removed from trading on NASDAQ on November 15, 2021 before the market opened.  NASDAQ has filed a notification of removal from listing on Form 25 with the SEC with respect to the Meridian Common Stock in order to effect the delisting of such shares from NASDAQ. Such delisting will result in the termination of the registration of Meridian Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Meridian intends to file a certificate on Form 15 requesting the deregistration of Meridian Common Stock under Section 12(g) of the Exchange Act, which will suspend Meridian’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Meridian Common Stock

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
At the Effective Time, the holders of Meridian Common Stock immediately before the Merger ceased to have any rights as stockholders of Meridian (other than their right to receive the Merger Consideration) and will instead have the rights of common stockholders of Independent.

Item 5.01. Changes in Control of Registrant.
As a result of the consummation of the Merger, Independent became the beneficial owner of all shares of Meridian Common Stock and Meridian became a wholly owned subsidiary of Independent. Immediately after the Merger was consummated, Meridian merged with and into Independent, with Independent continuing as the surviving entity.
The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Pursuant to the Merger Agreement, at the Effective Time, each of the members of the Board of Directors of Meridian as of immediately prior to the Effective Time resigned from their positions as members of the Board of Directors and from any and all committees of the Board of Directors on which they served, and were replaced by the directors of Merger Sub, Robert D. Cozzone, Patricia M. Natale and Mark J. Ruggiero.
In addition, immediately following the consummation of the HoldCo Merger, each executive and officer of Meridian ceased to hold such position with the surviving corporation.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the Effective Time, the charter of Meridian and the bylaws of Meridian were amended and restated in their entirety. The Articles of Amendment and Restatement of the Charter of Meridian and the Bylaws of Meridian are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 22, 2021, by and among Independent Bank Corp., Rockland Trust Company, Bradford Merger Sub Inc., Meridian Bancorp, Inc. and East Boston Savings Bank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 28, 2021)

3.1	Articles of Amendment and Restatement of the Charter of Meridian, dated November 12, 2021
3.2	Bylaws of Meridian, dated November 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENT BANK CORP., as successor by merger to MERIDIAN BANCORP, INC. (Registrant)

November 15, 2021	By:	/s/Patricia M. Natale
Patricia M. Natale Deputy General Counsel